ALLIANCE
                             ----------------------
                               VARIABLE PRODUCTS
                             ----------------------
                                  SERIES FUND
                             ----------------------
                             TOTAL RETURN PORTFOLIO
                             ----------------------


                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

MARKET REVIEW

In stark contrast to the beginning of the year "New Millennium fanfare," the U.S. economy hobbled through year-end in rather tired shape. In 2000, bold "New Era" proclamations succumbed to the laws of financial gravity and the Internet was deemed not to be ready for prime time. The NASDAQ imploded (down 39% for the year and 54% off its March high), taking consumer confidence down with it. As the trajectory of economic growth became less certain, fixed income and equity investors sharpened their pencils and concluded that the economics of many a "New Era" business model just would not work. Against this backdrop of heightened sensitivity to financial risk, conservative assets performed better than risky assets, reversing the trend of the prior two years (at least in equities). Generally, global capital markets saw high quality assets perform better than low quality assets and fixed investments perform better than equities.

Over the six- and 12-month periods ended December 31, 2000, the Lehman Government/Credit Index returned 7.36% and 11.85%, respectively. Corporate bonds underperformed, returning 9.39% for the 12-month period. During 2000, investors were challenged to avoid problem situations in rapidly deteriorating credits, both operationally (Bank of America, Conseco, Finova, Xerox, auto part firms and most retailers) and special situations (Owens Corning and other Asbestos exposed companies). Decelerating corporate earnings growth, escalating defaults, tighter credit availability, and expectations of weaker economic growth in 2001 argue for caution. Many industries continue to be plagued by over-capacity and are wrestling with short-term pressures from higher energy costs and tight labor markets.

As for equities, smaller and more mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks. For the full calendar year, value stocks delivered their best returns ever when compared to growth stocks as the extreme disconnect in last year's market, between the underlying economic values of businesses as compared to their equity market valuations, appears to have undergone a substantial adjustment. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

EQUITIES

The Portfolio's equity investments meaningfully outperformed the S&P 500 during the past six- and 12-month periods ended December 31, 2000. Our strong performance was driven in large part by the success of our value style philosophy and the outsized returns generated from some of our largest equity holdings. On a more thematic note, the Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to Portfolio results in 2000.

The extreme success of growth strategies in 1998 and 1999 peaked in March of last year as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through 2000, the high valuation structure of growth stocks succumbed to the pressure of downward earnings revisions and high profile, richly valued growth stocks dramatically underperformed.

One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio to respond.

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Equity investments favorably impacting last year's performance were mainly in companies where earnings were believed to be relatively insensitive to the overall level of economic activity. In fact, many of this year's winners would have been characterized as "out-of-favor" earlier on this year. Securities negatively impacting performance were concentrated in technology and telecommunications, areas where fortunately, we were meaningfully underweighted versus the S&P 500.

FIXED INCOME

Performance of the fixed income portion of the Portfolio modestly underperformed its benchmark (the Lehman Brother's Government Corporate Index) as widened corporate spreads negatively impacted the Portfolio's BBB rated bonds. The Portfolio's shorter-than-market duration, relatively high cash position, and lack of government agencies also contributed to the shortfall. During December, cash was deployed to increase duration, agencies, and corporate bonds. At year-end, the Portfolio's positions were more closely aligned to our fixed income benchmark. Duration was lengthened to 5.5 years (comparable to the index) in expectation of lower Treasury yields in 2001. Investments in non-investment grade securities remained moderate and relatively high in quality. These actions allowed the Portfolio to narrow its performance differential relative to its benchmark in December and positioned it for outperformance in 2001.

Our fixed-income investments are positioned to benefit from lower interest rates and greater demand for spread product in 2001 as risk spreads revert to more normal levels in the wake of the Fed's efforts to increase system liquidity. We will continue to closely monitor economic developments and, as long as a recession is not envisioned, selectively add corporate bonds to the Portfolio. We shall continue to actively trade positions when securities reach fairly valued prices and will strive to minimize exposure to weakening credits.

INVESTMENT RESULTS

Over the six- and 12-month periods ended December 31, 2000, the Total Return Portfolio significantly outperformed its composite benchmark (40% Lehman Brothers Government/Credit Bond Index and 60% S&P 500 Stock Index). The Total Return Portfolio returned 7.91% for the six-month period and 12.52% for the 12-month period, respectively.

INVESTMENT OUTLOOK

The Federal Reserve's policy to slow U.S. economic activity to relieve potential inflation pressure appears to have achieved its desired intent. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it appears the Federal Reserve has embraced a more liberal policy directive committed to engineering interest rates lower to support the economy.

Our outlook for the economy and financial markets assume that the level of U.S. business activity will continue slowing into the first half of 2001. More determined easing by the Federal Reserve of another 100-150 basis points should help to cushion the downturn, and a reacceleration of growth to 3% is possible later this year. Elsewhere the slowdown will be less pronounced. However, we expect moderating growth to become a more consistent global theme for at least the next few quarters. Central banks will adopt more accommodative rhetoric and policies, and bond yields are more likely to move lower than higher. Slower U.S. profit growth over the next 12-18 months should keep broad stock market gains in single-digit territory.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Total Return Portfolio
o 1 Year                         12.52%
o 5 Years                        14.36%
o Since Inception (12/92)        12.42%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                       Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

o Alliance Total Return Portfolio

o 60% S&P 500 Stock Index/40% LB Gov't/Credit Bond Index

 [The following table was depicted as a mountain graph in the printed material.]

   60% S&P 500/40% LB Gov't/Credit Bond Index: $28,258
   Total Return Portfolio: $25,536

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respec-tive Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield -- Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility -- The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus -- The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond -- The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond -- The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond -- The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond -- The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond -- The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond -- The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average -- The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average -- The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE -- The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA -- The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT -- The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility - The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology -- The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000 -- The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000 -- The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill -- The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond -- The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500 -- The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

TOTAL RETURN PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.           $ 8,797,614            9.7%
U.S. Treasury Notes                          8,270,147            9.1
U.S. Treasury Bonds                          4,371,912            4.8
J.P. Morgan & Co., Inc.                      2,482,500            2.7
Tyco International, Ltd.                     2,220,000            2.5
Household International, Inc.                2,200,000            2.4
Citigroup, Inc.                              2,170,156            2.4
Kroger Co.                                   2,029,687            2.2
United Technologies Corp.                    1,957,763            2.2
BP Amoco Plc (ADR)                           1,795,313            2.0
                                           $36,295,092           40.0%
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS - 61.9%
FINANCE - 14.5%
BANKING - MONEY
 CENTERS - 3.0%
J.P. Morgan & Co., Inc. ....................            15,000       $ 2,482,500
KeyCorp ....................................             7,700           215,600
                                                                     -----------
                                                                       2,698,100
                                                                     -----------
BANKING - REGIONAL - 4.4%
Bank of America Corp. ......................            35,000         1,605,625
Bank One Corp. .............................            44,000         1,611,500
First Union Corp. ..........................            15,000           417,187
FleetBoston Financial Corp. ................             3,500           131,469
National City Corp. ........................             7,600           218,500
                                                                     -----------
                                                                       3,984,281
                                                                     -----------
INSURANCE - 0.8%
AFLAC, Inc. ................................             4,000           288,750
PMI Group, Inc. ............................             7,000           473,813
                                                                     -----------
                                                                         762,563
                                                                     -----------
MISCELLANEOUS - 6.3%
Citigroup, Inc .............................            42,500         2,170,156
Household International, Inc. ..............            40,000         2,200,000
MBNA Corp. .................................            12,500           461,719
MGIC Investment Corp. ......................             6,000           404,625
The CIT Group, Inc. Cl.A ...................            25,000           503,125
                                                                     -----------
                                                                       5,739,625
                                                                     -----------
                                                                      13,184,569
                                                                     -----------
CONSUMER
 SERVICES - 8.2%
AIRLINES - 1.0%
Continental Airlines, Inc. .................
 Cl.B (a) ..................................            17,500           903,438
                                                                     -----------
BROADCASTING &
 CABLE - 3.5%
A.H. Belo Corp. Series A ...................             4,200            67,200
AT&T Corp. - Liberty Media
 Group Cl.A (a) ............................            50,000           678,125
Clear Channel
 Communications, Inc. (a) ..................             7,500           363,281
Comcast Corp. Cl.A (a) .....................            37,500         1,565,625
Viacom, Inc. Cl.B (a) ......................            10,000           467,500
                                                                     -----------
                                                                       3,141,731
                                                                     -----------
ENTERTAINMENT &
 LEISURE - 1.3%
Carnival Corp. .............................             5,000           154,063
Royal Caribbean Cruises, Ltd. ..............            20,000           529,000
Walt Disney Co. ............................            17,500           506,406
                                                                     -----------
                                                                       1,189,469
                                                                     -----------
PRINTING &
 PUBLISHING - 0.9%
Gannett Co., Inc. ..........................            13,500           851,344
                                                                     -----------
RETAIL - GENERAL
 MERCHANDISE - 1.0%
Limited, Inc. ..............................            25,000       $   426,562
Lowe's Cos., Inc. ..........................            11,500           511,750
                                                                     -----------
                                                                         938,312
                                                                     -----------
TOYS - 0.5%
Mattel, Inc. ...............................            30,000           433,200
                                                                     -----------
                                                                       7,457,494
                                                                     -----------
TECHNOLOGY - 7.7%
COMPUTER
 HARDWARE - 0.5%
Compaq Computer Corp. ......................            15,000           225,750
Gateway, Inc. (a) ..........................            15,000           269,850
                                                                     -----------
                                                                         495,600
                                                                     -----------
COMPUTER SERVICES - 3.0%
Computer Sciences Corp. (a) ................             5,700           342,713
Electronic Data Systems Corp. ..............            10,000           577,500
First Data Corp. ...........................            33,500         1,765,031
                                                                     -----------
                                                                       2,685,244
                                                                     -----------
CONTRACT
 MANUFACTURING - 2.0%
Flextronics International,
 Ltd. (a) (Singapore) ......................            20,000           570,000
Sanmina Corp. (a) ..........................             7,500           574,687
Solectron Corp. (a) ........................            20,000           678,000
                                                                     -----------
                                                                       1,822,687
                                                                     -----------
SEMI-CONDUCTOR CAPITAL
 EQUIPMENT - 0.5%
Applied Materials, Inc. (a) ................            11,000           420,063

SEMI-CONDUCTOR
 COMPONENTS - 1.7%
Altera Corp. (a) ...........................            15,000           394,687
Fairchild Semiconductor
 Corp. (a) .................................            18,000           259,875
Micron Technology, Inc. (a) ................            25,000           887,500
                                                                     -----------
                                                                       1,542,062
                                                                     -----------
                                                                       6,965,656
                                                                     -----------
CONSUMER STAPLES - 7.3%
BEVERAGES - 1.6%
The Pepsi Bottling Group,
 Inc .......................................            36,500         1,457,719
                                                                     -----------
COSMETICS - 1.1%
Avon Products, Inc. ........................            20,000           957,500
                                                                     -----------
HOUSEHOLD
 PRODUCTS - 0.5%
Colgate-Palmolive Co. ......................             7,500           484,125
                                                                     -----------
RETAIL - FOOD & DRUG - 2.2%
Kroger Co. (a) .............................            75,000         2,029,687
                                                                     -----------
TOBACCO - 1.9%
Philip Morris Cos., Inc. ...................            38,500         1,694,000
                                                                     -----------
                                                                       6,623,031
                                                                     -----------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

ENERGY - 7.2%
DOMESTIC INTEGRATED - 1.5%
Kerr-Mcgee Corp. ...........................            13,500       $   903,656
USX-Marathon Group .........................            15,000           416,250
                                                                     -----------
                                                                       1,319,906
                                                                     -----------
DOMESTIC PRODUCERS - 0.4%
Murphy Oil Corp. ...........................             6,000           362,625
                                                                     -----------
INTERNATIONAL - 2.5%
BP Amoco Plc (ADR)
 (United Kingdom) ..........................            37,500         1,795,313
Chevron Corp. ..............................             6,000           506,625
                                                                     -----------
                                                                       2,301,938
                                                                     -----------
OIL SERVICE - 1.1%
Noble Drilling Corp. (a) ...................            12,500           542,969
Santa Fe International Corp. ...............            15,000           480,937
                                                                     -----------
                                                                       1,023,906
                                                                     -----------
MISCELLANEOUS - 1.7%
Dynegy, Inc. ...............................            27,500         1,541,719
                                                                     -----------
                                                                       6,550,094
                                                                     -----------
HEALTH CARE - 5.3%
DRUGS - 0.9%
Schering-Plough Corp. ......................            14,000           794,500
                                                                     -----------
MEDICAL PRODUCTS - 2.4%
Abbott Laboratories ........................            12,500           605,469
Guidant Corp. (a) ..........................             9,500           512,406
Johnson & Johnson ..........................            10,500         1,103,156
                                                                     -----------
                                                                       2,221,031
                                                                     -----------
MEDICAL SERVICES - 2.0%
Tenet Healthcare Corp. .....................            40,000         1,777,500
                                                                     -----------
                                                                       4,793,031
                                                                     -----------
UTILITIES - 3.4%
ELECTRIC & GAS
 UTILITIES - 0.5%
Duke Energy Corp. ..........................             2,500           213,125
FPL Group, Inc. ............................             3,500           251,125
                                                                     -----------
                                                                         464,250
                                                                     -----------
TELEPHONE UTILITIES - 2.5%
AT&T Corp. .................................            70,000         1,211,875
BellSouth Corp. ............................            11,000           450,312
Sprint Corp. ...............................            17,500           355,469
WorldCom, Inc. .............................            17,500           246,094
                                                                     -----------
                                                                       2,263,750
                                                                     -----------
MISCELLANEOUS - 0.4%
AES Corp. (a) ..............................             6,500           359,937
                                                                     -----------
                                                                       3,087,937
                                                                     -----------
BASIC INDUSTRIES - 2.7%
CHEMICALS - 2.3%
Dow Chemical Co. ...........................            12,500           457,813
Eastman Chemical Co. .......................             7,000           341,250
Lyondell Chemical Co. ......................            55,000           842,187
Solutia, Inc. ..............................            20,000           240,000
Union Carbide Corp. ........................             3,700           199,106
                                                                     -----------
                                                                       2,080,356
                                                                     -----------
                                                       Shares or
                                                       Principal
                                                        Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------

MINING & METALS - 0.4%
Alcoa, Inc. ................................            12,500       $   418,750
                                                                     -----------
                                                                       2,499,106
                                                                     -----------
MULTI-INDUSTRY
 COMPANIES - 2.6%
Tyco International, Ltd. ...................            40,000         2,220,000
U.S. Industries, Inc. ......................            15,000           120,000
                                                                     -----------
                                                                       2,340,000
                                                                     -----------
CAPITAL GOODS - 2.2%
MISCELLANEOUS - 2.2%
United Technologies Corp. ..................            24,900         1,957,763
                                                                     -----------
CONSUMER
 MANUFACTURING - 0.8%
AUTO & RELATED - 0.2%
Delphi Automotive Systems
Corp. ......................................            17,500           196,875
                                                                     -----------
BUILDING & RELATED - 0.6%
Masco Corp. ................................            20,000           513,750
                                                                     -----------
                                                                         710,625
                                                                     -----------
Total Common Stocks
 (cost $49,510,984) ........................                          56,169,306
                                                                     -----------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS - 23.6%
Federal National Mortgage Assoc.
   6.00%, 12/15/05 .........................            $1,000         1,010,940
   6.625%, 10/15/07 ........................             2,250         2,348,078
   6.75%, 8/15/02 ..........................             5,350         5,438,596
U.S. Treasury Bonds
   6.25%, 8/15/23 ..........................             1,400         1,514,184
   6.875%, 8/15/25 .........................             1,150         1,345,316
   8.125%, 8/15/19 .........................             1,170         1,512,412
U.S. Treasury Notes
   5.625%, 5/15/08 .........................               800           821,000
   5.75%, 8/15/10 ..........................             1,350         1,414,759
   6.125%, 8/31/02 .........................             1,500         1,519,920
   6.50%, 10/15/06(b) ......................               250           266,798
   6.875%, 5/15/06 .........................             1,750         1,893,010
   7.25%, 5/15/04 ..........................             1,600         1,702,256
   7.50%, 2/15/05 ..........................               600           652,404
                                                                     -----------
Total U.S. Government
 Obligations
 (cost $20,848,383) ........................                          21,439,673
                                                                     -----------
CORPORATE DEBT
 OBLIGATIONS - 10.2%
AEROSPACE & DEFENSE - 0.3%
Lockheed Martin Corp.
 8.20%, 12/01/09 ...........................               150           165,150
Raytheon Co. ...............................
 8.20%, 3/01/06 ............................               100           106,780
                                                                     -----------
                                                                         271,930
                                                                     -----------
BANKING - 1.6%
Bank United Corp.
 8.875%, 5/01/07 ...........................               150           150,469
Cho Hung Bank Co., Ltd.
  11.875%, 4/01/10 (c) .....................                80            77,676

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------
                                                     Principal
                                                       Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

Citicorp
 6.375%, 11/15/08 ..........................       $       500       $   486,487
First Union Capital II
 7.95%, 11/15/29 ...........................               150           134,230
Hanvit Bank
 12.75%, 3/01/10 (c) .......................               200           198,000
HSBC Capital Funding LP
 10.176%, 12/31/49 (c) (d) .................               200           230,622
Unicredito Italiano Capital Trust
 9.20%, 10/29/49 (c) .......................               150           153,729
                                                                     -----------
                                                                       1,431,213
                                                                     -----------
BROADCASTING/MEDIA - 0.4%
AT&T Corp. - Liberty Media
 Corp.
 8.25%, 2/01/30 ............................               250           228,673
Clear Channel
 Communications, Inc.
 7.875%, 6/15/05 ...........................               150           156,052
                                                                     -----------
                                                                         384,725
                                                                     -----------
BUILDING/REAL ESTATE - 0.1%
Morrison Knudsen Corp.
 11.00%, 7/01/10 (c) .......................               150           114,750
                                                                     -----------
CABLE - 0.2%
Classic Cable, Inc.
  10.50%, 3/01/10 ..........................               150            68,250
Shaw Communications, Inc.
 8.25%, 4/11/10 ............................               150           158,098
                                                                     -----------
                                                                         226,348
                                                                     -----------
CHEMICALS - 0.1% Lyondell Chemical Co.
 9.875%, 5/01/07 ...........................               150           145,875

COMMUNICATIONS - 1.0%
British Telecommunications Plc
 8.125%, 12/15/10 ..........................               150           152,286
Cox Communications, Inc.
 7.75%, 11/01/10 ...........................               150           156,043
Global TeleSystems, Inc.
 11.00%, 12/01/09 (b) (c) ..................               100            39,981
Marconi Corp. Plc
 7.75%, 9/15/10 ............................               100            98,612
Paramount Communications, Inc.
 7.50%, 7/15/23 ............................               300           277,488
Qwest Capital Funding, Inc.
 7.90%, 8/15/10 (c) ........................               150           154,125
                                                                     -----------
                                                                         878,535
                                                                     -----------
COMMUNICATIONS -
 FIXED - 0.2%
Exodus Communications, Inc. ................
 11.625%, 7/15/10 (c) ......................               150           134,250
PSINet, Inc. ...............................
 11.00%, 8/01/09 ...........................                75            19,875
                                                                     -----------
                                                                         154,125
                                                                     -----------
COMMUNICATIONS -
  MOBILE - 0.2%
Nextel Communications, Inc.
  9.375%, 11/15/09 .........................               100            93,500
TeleCorp PCS, Inc.
 10.625%, 7/15/10 ..........................                75            76,500
                                                                     -----------
                                                                         170,000
                                                                     -----------
ENERGY - 0.6% Apache Finance PTY, Ltd.
 6.50%, 12/15/07 ...........................               250           249,029
Conoco, Inc.
 5.90%, 4/15/04 ............................               150           148,620
Union Pacific Resources
 Group, Inc.
 7.30%, 4/15/09 ............................               150           154,143
                                                                     -----------
                                                                         551,792
                                                                     -----------
FINANCIAL - 1.5%
Ford Motor Credit Co.
 7.60%, 8/01/05 ............................               100           102,778
Goldman Sachs Group, Inc.
 6.65%, 5/15/09 ............................               200           195,657
Household Finance Corp.
 7.875%, 3/01/07 ...........................               150           156,320
Lehman Brothers Holdings, Inc.
 7.875%, 8/15/10 ...........................               150           155,368
Merrill Lynch & Co., Inc.
 6.00%, 2/17/09 ............................               500           473,972
Washington Mutual Finance Corp.
 8.25%, 6/15/05 ............................               250           263,869
                                                                     -----------
                                                                       1,347,964
                                                                     -----------
FOOD/BEVERAGES - 0.2%
ConAgra, Inc.
 8.25%, 9/15/30 ............................               150           163,677
                                                                     -----------
INDUSTRIAL - 1.1%
Continental Cablevision, Inc.
 9.00%, 9/01/08 ............................               300           331,998
Deere & Co.
 7.85%, 5/15/10 ............................               150           161,840
Flowserve Corp.
 12.25%, 8/15/10 ...........................               150           150,000
Tenet Healthcare Corp.
 8.00%, 1/15/05 ............................               150           152,625
Yosemite Security Trust I
 8.25%, 11/15/04 (c) .......................               200           207,238
                                                                     -----------
                                                                       1,003,701
                                                                     -----------
TRANSPORTATION - 0.8%
Union Pacific Corp.
 6.625%, 2/01/29 ...........................               800           724,445
                                                                     -----------
UTILITIES -
 ELECTRIC & GAS - 1.3%
AES Corp.
 9.375%, 9/15/10 ...........................               150           154,125
Dominion Resources, Inc.
 8.125%, 6/15/10 ...........................               150           162,292

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------
                                                     Principal
                                                       Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

DPL, Inc.
 8.25%, 3/01/07 ............................       $       500       $   519,861
PSEG Energy Holdings, Inc.
 10.00%, 10/01/09 ..........................               150           159,436
Yorkshire Power
 8.25%, 2/15/05 (c) ........................               150           160,886
                                                                     -----------
                                                                       1,156,600
                                                                     -----------
PUBLIC UTILITIES -
 TELEPHONE - 0.3%
Sprint Capital Corp.
 6.875%, 11/15/28 ..........................               300           240,629
RETAIL - 0.3%
K Mart Funding Corp.
 9.44%, 7/01/18 ............................               150           112,594
Kohl's Corp.
 7.25%, 6/01/29 ............................               150           141,666
                                                                     -----------
                                                                         254,260
                                                                     -----------
Total Corporate Debt Obligations
 (cost $9,363,734) .........................                           9,220,569
                                                                     -----------
YANKEE BONDS - 0.5%
Deutsche Capital Bank
 7.872%, 12/29/49 (c) (d) ..................               100            98,732
KPNQwest NV
 8.125%, 6/01/09 ...........................               200           177,000
Philippine Long Distance
 Telephone Co.
 10.50%, 4/15/09 ...........................               150           126,758
                                                                     -----------
Total Yankee Bonds
 (cost $440,683) ...........................                             402,490
                                                                     -----------
                                                     Shares or
                                                     Principal
                                                       Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
 OBLIGATIONS - 0.3%
Federal Republic of Brazil
 12.75%, 1/15/20 ...........................           $    150      $   146,250
Quebec Province of Canada
 7.50%, 9/15/29 ............................           $    150      $   162,091
                                                                     -----------
Total Sovereign Debt
 Obligations
 (cost $309,319) ...........................                             308,341
                                                                     -----------
PREFERRED STOCKS - 0.2%
BANKING - 0.2%
Firstar Realty LLC (a) .....................             1,500           139,983
Sovereign Real Estate Investor
 Trust (c) .................................            90,000            72,450
                                                                     -----------
Total Preferred Stocks
 (cost $215,121) ...........................                             212,433
                                                                     -----------
SHORT-TERM
 INVESTMENT - 2.8%
TIME DEPOSIT - 2.8%
State Street Euro Dollar
 6.00%, 1/02/01
 (amortized cost $2,524,000) ...............             2,524         2,524,000
                                                                     -----------
TOTAL INVESTMENTS - 99.5%
 (cost $83,212,224) ........................                          90,276,812
Other assets less
 liabilities - 0.5% ........................                             459,352
                                                                     -----------
NET ASSETS - 100% ..........................                         $90,736,164
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $146,700 have been segregated to collateralize forward exchange currency contracts.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2000, the aggregate market value of these securities amounted to $1,642,439 or 1.8% of net assets.

(d)   Variable rate coupon, rate shown as of December 31, 2000.

      Glossary:

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value (cost $83,212,224) ..........   $90,276,812
  Cash ...........................................................           887
  Dividends and interest receivable ..............................       712,654
                                                                     -----------
  Total assets ...................................................    90,990,353
                                                                     -----------

LIABILITIES
  Payable for capital stock redeemed .............................       150,251
  Advisory fee payable ...........................................        46,724
  Unrealized depreciation of forward exchange currency contracts .         4,737
  Accrued expenses ...............................................        52,477
                                                                     -----------
  Total liabilities ..............................................       254,189
                                                                     -----------
NET ASSETS .......................................................   $90,736,164
                                                                     ===========

COMPOSITION OF NET ASSETS
  Capital stock, at par ..........................................   $     5,039
  Additional paid-in capital .....................................    78,201,601
  Undistributed net investment income ............................     2,215,558
  Accumulated net realized gain on investments ...................     3,254,079
  Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ...........     7,059,887
                                                                     -----------
                                                                     $90,736,164
                                                                     ===========
Class A Shares
  Net assets .....................................................   $90,736,164
                                                                     ===========
  Shares of capital stock outstanding ............................     5,039,251
                                                                     ===========
  Net asset value per share ......................................   $     18.01
                                                                     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest .....................................................    $ 2,162,052
  Dividends (net of foreign taxes withheld of $2,582) ..........        742,464
                                                                    ------------
  Total investment income ......................................      2,904,516
                                                                    ------------
EXPENSES
  Advisory fee .................................................        498,853
  Custodian ....................................................         82,536
  Administrative ...............................................         66,000
  Audit and legal ..............................................         19,795
  Printing .....................................................         18,378
  Directors' fees ..............................................          1,334
  Transfer agency ..............................................            925
  Miscellaneous ................................................          5,749
                                                                    ------------
  Total expenses ...............................................        693,570
                                                                    ------------
  Net investment income ........................................      2,210,946
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions .................      3,308,141
  Net realized gain on foreign currency transactions ...........         10,275
  Net change in unrealized appreciation/depreciation of:
   Investments .................................................      4,107,243
   Foreign currency denominated assets and liabilities .........         (4,505)
                                                                    ------------
  Net gain on investments and foreign currency transactions ....      7,421,154
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................    $ 9,632,100
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
--------------------------------------------------------------------------------


                                                                         Year Ended      Year Ended
                                                                        December 31,     December 31,
                                                                            2000            1999
                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ............................................   $  2,210,946    $  1,671,752
  Net realized gain on investments and foreign currency transactions      3,318,416       5,107,162
  Net change in unrealized appreciation/depreciation of investments
   and foreign currency denominated assets and liabilities .........      4,102,738      (2,585,020)
                                                                       ------------    ------------
  Net increase in net assets from operations .......................      9,632,100       4,193,894
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ........................................................     (1,673,146)     (1,231,521)
  Net realized gain on investments
    Class A ........................................................     (5,117,607)     (4,690,187)
CAPITAL STOCK TRANSACTIONS
  Net increase .....................................................     12,725,214      17,433,667
                                                                       ------------    ------------
  Total increase ...................................................     15,566,561      15,705,853
NET ASSETS
  Beginning of period ..............................................     75,169,603      59,463,750
                                                                       ------------    ------------
  End of period (including undistributed net investment income
   of $2,215,558 and $1,664,189, respectively) .....................   $ 90,736,164    $ 75,169,603
                                                                       ============    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The Total Return Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments. This reclassification had no effect on net assets.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with
Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2000.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, the Portfolio received no such waivers/reimbursements.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $122,312. For the period from January 1, 2000 to October 31, 2000, $4,019 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, no brokerage commission was paid to SCB directly.

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations .............................            $71,201,663
U.S. government and agencies ............................             15,884,926
Sales:
Stocks and debt obligations .............................            $54,209,064
U.S. government and agencies ............................             20,987,422


At December 31, 2000, the cost of investments for federal income tax purposes was $83,864,145. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ...........................            $11,942,458
Gross unrealized depreciation ...........................              5,529,791
                                                                     -----------
Net unrealized appreciation .............................            $ 6,412,667
                                                                     ===========

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net foreign currency losses of $5,496 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had an outstanding forward exchange currency contract as follows:

                               Contract   U.S. $ Value on   U.S. $
                                Amount     Origination     Current   Unrealized
                                 (000)        Date          Value   Depreciation
                               --------   ---------------  -------  ------------
Foreign Currency Sale Contract
Euro, settling 1/24/01             51       $43,212        $47,949      $(4,737)
                                                                        =======

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. The Portfolio had no Class B shares outstanding during the year ended December 31, 2000. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

                                    ---------------------------   -----------------------------
                                               SHARES                         AMOUNT
                                    ---------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,
                                        2000           1999           2000            1999
                                    ------------    ------------    ------------    ------------
Class A
Shares sold ....................      1,071,089       1,313,899    $ 18,551,854    $ 23,372,094
Shares issued in reinvestment of
  dividends and distributions ..        395,732         346,907       6,790,753       5,921,708
Shares redeemed ................       (724,311)       (656,997)    (12,617,393)    (11,860,135)
                                      ---------       ---------    ------------    ------------
Net increase ...................        742,510       1,003,809    $ 12,725,214    $ 17,433,667
                                      =========       =========    ============    ============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ---------------------------------------------------------
                                                                                   CLASS A
                                                       ---------------------------------------------------------
                                                                            Year Ended December 31,
                                                       ---------------------------------------------------------
                                                           2000       1999       1998         1997         1996
                                                       ---------  ---------  ---------    ---------   ----------
Net asset value, beginning of period ...............   $   17.49  $   18.06  $   16.92    $   14.63    $   12.80
                                                       ---------   --------   --------     --------   ----------
Income From Investment Operations

Net investment income (a) ..........................         .48        .44        .41(b)       .39(b)       .27(b)
Net realized and unrealized gain on investments and
 foreign currency transactions .....................        1.63        .70       2.36         2.62         1.66
                                                       ---------   --------   --------     --------   ----------
Net increase in net asset value from operations ....        2.11       1.14       2.77         3.01         1.93
                                                       ---------   --------   --------     --------   ----------
Less: Dividends and Distributions

Dividends from net investment income ...............        (.39)      (.36)      (.29)        (.23)        (.07)
Distributions from net realized gains ..............       (1.20)     (1.35)     (1.34)        (.49)        (.03)
                                                       ---------   --------   --------     --------   ----------
Total dividends and distributions ..................       (1.59)     (1.71)     (1.63)        (.72)        (.10)
                                                       ---------   --------   --------     --------   ----------
Net asset value, end of period .....................   $   18.01  $   17.49  $   18.06    $   16.92    $   14.63
                                                       =========   ========   ========     ========   ==========

Total Return
Total investment return based on net asset value (c)       12.52%      6.53%     16.99%       21.11%       15.17%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $  90,736   $ 75,170   $ 59,464     $ 42,920   $   25,875
Ratios to average net assets of:
 Expenses, net of waivers and reimbursements .......         .87%       .86%       .88%         .88%         .95%
 Expenses, before waivers and reimbursements .......         .87%       .86%       .95%         .88%        1.12%
 Net investment income .............................        2.77%      2.48%      2.41%(b)     2.46%(b)     2.76%(b)
Portfolio turnover rate ............................         102%        91%        57%          65%          57%


--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Total Return Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Total Return Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 1, 2001


FEDERAL INCOME TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------
The Portfolio hereby designates $3,990,795 as long-term capital gain distributions during the taxable year ended December 31, 2000.

                                          Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)     Member of the Audit Committee.


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